Investor Presentation November 2014

NASDAQ:CEMI
Rapid Tests for Earlier Treatment™™

Slide 2

Forward Looking Statements

Statements contained herein that are not historical facts are forward-looking statements within the meaning of the Securities Act of 1933, as amended.  Those statements include statements regarding the intent, belief or current expectations of Chembio and its management. Such statements reflect management's current views, are based on certain assumptions, and involve risks and uncertainties. Actual results, events, or performance may differ materially from the above forward-looking statements due to a number of important factors, and will be dependent upon a variety of factors, including, but not limited to, Chembio's ability to develop, manufacture, market and finance new products and the demand for Chembio's products.  Chembio undertakes no obligation to publicly update these forward-looking statements to reflect events or circumstances that occur after the date hereof or to reflect any change in Chembio's expectations with regard to these forward-looking statements or the occurrence of unanticipated events. Other factors that may impact Chembio's success are more fully disclosed in Chembio's most recent public filings with the U.S. Securities and Exchange Commission.

Slide 3

Our Vision & Mission

We enable longer and healthier living through detection and monitoring of serious diseases.

Our mission is to be a leader in the development and commercialization of diagnostic solutions. We are dedicated to delivering high-quality products that provide ease of use, and rapid and accurate results at the point-of-care (POC). As a global company, we are committed to innovation and the highest quality standards.
Slide 4

Investment Highlights

•	Global Provider of High Quality POC Infectious Disease Tests
‐	Sales in 43 countries
•	Consistent Track Record of Revenue Growth
‐	Global Revenue of $29.6MM (FY 2013); CAGR 21.7% (2009 to 2013)
•	Patented DPP® (Dual Path Platform®) Technology
‐	Lead Product: DPP® Blood/Oral Fluid HIV Test – FDA Approved & CLIA-Waived
•	Future Pipeline of DPP® POC Assays
‐	HIV-Syphilis Combination Test
‐	HIV Antibody Assays
‐	HCV Test
             High Value Collaborations and Development Projects
‐	POC DPP® Assays for Ebola, Dengue Fever, Febrile Illness and Type of Cancer

Slide 5

Global POC Diagnostics Company

NORTH AMERICA
•	Revenue (FY '13): $9.7MM or 35%
•	Established U.S. Sales & Marketing (June '14)
•	DPP® HIV 1/2 FDA Approved, CLIA-Waived
•	Funded Research: CDC, DOD, NIH (2013)

EUROPE
•	Achieved CE mark for SURECHECK® HIV (July '13)
•	Achieved CE mark for HIV STATPAK®, (March '14)
•	Pending CE mark for DPP® HIV and DPP® HIV/Syphilis Assays

ASIA
•	Established License, Technical Transfer, Contract Manufacturing, Distribution Agreement (Feb. '14)

LATIN AMERICA
•	Revenue (FY '13): $13.2MM or 48%
•	Strong OEM Partnerships (e.g., FIOCRUZ, Labtest)
•	Branded products sold to NGOs, private distributors

MERA (Middle East, Russia, Africa)
•	Revenue (FY '13): $4.4MM or 16%
•	Sales channel: NGO-direct & through distributors
•	Procurements primarily funded by PEPFAR, Global Fund, and WHO

Slide 6

POC In-Vitro Diagnostics (IVD) Market

Professional POC Market ($ million)

	2011 Sales	2016 Sales	CAGR
Glucose	1,530	1,640	1%
Infectious Disease	810	950	3%
Critical Care	725	875	4%
Cardiac Markers	500	650	5%
Hematology	430	500	3%
Coagulation/PT, ACT	400	450	2%
Fecal Occult Blood	295	450	9%
Cholesterol/Lipids	275	355	5%
Drugs of Abuse	265	270	0%
HbA1c	150	300	15%
Other*	150	190	n/a
Pregnancy	130	135	1%
* Source: Kalorama Worldwide Market for IVD Tests - July 2012

Slide 7

Chembio Market Opportunities

HIV Market
•	35.2 million people living with HIV/AIDS worldwide (2012)
•	1.6 million people died of AIDS-related illnesses (2012)
•	In total, ~75 million people have been infected with the HIV virus and ~36 million have died of HIV

HIV Prevalence (15-49 years), by WHO Region  (See graphics)

Syphilis Market
•	Approx. 12 million people globally become ill with syphilis annually
•	From 2005-2013, syphilis cases in the U.S. nearly doubled, from 8,724 to 16,663
•	Syphilis in pregnancy leads to ~305,000 fetal & neonatal deaths annually

New Cases of STIs, by WHO Region

(See graphics)  Source: World Health Organization (2012)

Slide 8

HIV In The U.S. - The Importance of Testing

•	More than 1.1 million people in the United States are living with HIV infection, and almost 1 in 6 (15.8%) are unaware of their infection
•	There are ~50,000 new infections per year in the U.S.
•	For every HIV infection that is prevented, an estimated $355,000 is saved in the cost of providing lifetime HIV treatment

Source: Center for Disease Control & Prevention (CDC)

Slide 9

Chembio "Lateral Flow" POC Tests
•	Two Lateral Flow POC HIV Tests (U.S.)
‐	Chembio HIV 1/2 STAT-PAK®
‐	Chembio SURE CHECK® HIV 1/2 ¹
•	Key Product Features
‐	FDA (PMA)-Approved, CLIA-Waived
‐	Sensitivity: 99%
‐	CE Marked, WHO Approved
•	Chembio Global Revenue $20.2MM FY 2013
‐	United States: $8.9MM (14% growth vs. FY '12)
‐	International: $11.8MM (85% growth vs. FY '12)
•	Lateral flow patent expires in 2015
‐	Chembio's royalty payments for lateral flow technology end Feb 2015

¹ Sold in U.S. as Clearview Complete® HIV 1/2

See graphics

Slide 10

Chembio's "Dual Path Platform" (DPP®) Technology

•	Patented technology
•	Allows improved sensitivity compared to lateral flow technology
•	Enables multiple test results via a single blood sample (e.g., HIV-Syphilis Combo Assay)
•	Offers application within infectious disease and potential for a number of other indications

See graphics

Slide 11

DPP® Assays – Commercial Products

DPP® HIV 1/2 Assay
•	U.S. FDA (PMA) approved, CLIA-Waived for use with Blood and Oral Fluid samples
•	U.S. Launch- Q4 2014
•	Entering the ~$35MM Oral Fluid Assay market
•	Superior Performance (Sensitivity) vs. competitors
•	Patented SampleTainer®Sample Collection System

DPP HIV-Syphilis Combo Assay

•	First to enter market with POC HIV-Syphilis combination assay
•	First HIV-Syphilis Assay to be USAID Approved
•	Successfully launched in Latin America (Mexico)
•	Global screening opportunities:
‐	Pregnant Women (Incidence 1.9MM)[1]
‐	MSM (up to 70% HIV-Syphilis co-infection)[2]

1World Health Organization (WHO);   2Center for Disease Control & Prevention (CDC)

Slide 12

Chembio's DPP® Development Pipeline

•	DPP® HIV-Syphilis Assay (U.S. market)
o	Next Generation DPP® HIV-Syphilis "Combo" Assay for detection of HIV and Syphilis Antibodies
•	DPP® HCV Assay
o	Assay for the detection of Hepatitis C Antibody
•	DPP® HIV Ab/Ag Assay
o	Next Generation DPP HIV for the detection of HIV Antibody and Antigen
•	DPP® HIV 1/2 Oral Fluid Assay Enhancements
o	Next Generation DPP® HIV Assay for the enhanced detection of antibodies in oral fluid

Slide 13

DPP® Collaborations
•	Oswaldo Cruz Foundation (Brazil)
‐	Five DPP® Products , 2013 revenues ~$6MM
•	LabTest (Brazil)
‐	Assembly, Distribution – DPP® Co-branded (2014 Product Registration)
•	RVR (Malaysia)
‐	License, Technical Transfer, Contract Manufacturing, Distribution
•	IBT (U.S.)
‐	Technology partnership to develop Ebola Assay
•	Other
‐	Undisclosed partners for DPP® Dengue Fever and specific type of Cancer
‐	Additional opportunities in discussion/development

Slide 14

Chembio Manufacturing Capabilities

•	Leased facilities (~60,000 sq. ft.) in Medford and Holbrook, NY
•	High Volume Manufacturing Capabilities (>15MM tests annually)
•	Robust Quality Management System
‐	POC tests serve diverse, regulated market
‐	Audited routinely by FDA CDRH/CBER, WHO, USDA, ISO (LNE), and our partners
‐	Expertise in Manufacturing scale up, process validation and cGMP
              Approximately 162 employees

Slide 15

Selected Financial Data FY2009 –2013

2013
Total Revenue $29,550
Product Revenue$ 27,516
Gross Profit $12,300
R&D Expense* $5,834
Income before taxes $1,005
Clinical Trial Expense $1,515
*            Non-recurring 2010 $1.5MM R&D Credit from the Affordable Care Act – excluded from 2010 R&D Exp. & 2010 Pre-Tax Income

See graphics

Slide 16

Selected Financial Highlights

Nine Months Ended (in 000's)	September 30, 2014	September 30, 2013
NET PRODUCT REVENUES	$19,401	$20,420
TOTAL REVENUES	$20,550	$21,689
GROSS MARGIN	$7,906	$9,031
INCOME FROM OPERATIONS	$(878)	$1,181
NET INCOME	$(641)	$793
CASH (as of end of period)	$3,673	$8,046

Slide 17

2014 Milestones - Achieved

•	Product Development/Regulatory
‐	Achieved CE Mark for HIV 1/2 STAT-PAK®: March 2014
‐	Received CLIA-Waiver for DPP® HIV 1/2 CLIA: October 2014
Corporate/Operations
‐	Obtained POC license for certain IBT Ebola reagents: October 2014
‐	Entered development agreements for Dengue Fever and Cancer assays: October 2014
‐	Finalized Agreement with RVR (Malaysia) to build position in Asia: Feb 2014
‐	Established U.S. Distribution/Warehouse facility in Holbrook, NY: May 2014
Commercial / Sales & Marketing
‐	Terminated STAT-PAK® Distribution Agreement with U.S. Distributor: June 2014
‐	Established Chembio U.S. Sales & Marketing team to focus on DPP® HIV 1/2 and HIV 1/2 STAT-PAK® Assays: June 2014
‐	Signed agreements with three leading U.S. distribution companies for sales of DPP® HIV 1/2 and HIV 1/2 STAT-PAK®: September-October 2014

Slide 18

2014 Milestones - Anticipated
Corporate/Operations
•	Finalize additional DPP® license and/or development collaborations
•	Increase Manufacturing Footprint and Capacity in Medford, NY
•	Pursue Acquisitions or Licenses of Complementary Products/Technologies
•	Seek External Support to Accelerate Development of DPP® Ebola Assay
•	Commercial / Sales & Marketing
•	Expand ex-U.S. Revenues for Lateral Flow and DPP® Products
•	New Distribution, Contract Development & OEM Deals
•	International Sales Growth of DPP® HIV-Syphilis Test

Slide 19

Executive Leadership Team

Executive:  John J. Sperzel III,   President &CEO
Previous Experience: 2011-2013, President and CEO of ITC.; 1987-2011 Axis-Shield, Bayer Diagnostics, Instrumentation Laboratory and Boehringer Mannheim
Joined:  2014

Executive:  Richard Larkin, CPA  Chief Financial Officer
Previous Experience: 2000-2003  CFO of Visual Technology Group; 1987-2000 CFO of Protex  International Corp.
Joined:  2003

Executive:  Sharon Klugewicz, M.S.  Chief Operating Officer
Previous Experience: 2009-2012, Sr. VP Scientific & Laboratory Services of Pall Corporation; 1991-2009 Pall Corporation
Joined:  2012

Executive:  Javan Esfandiari, M.S.  Chief Science and Technology Officer
Previous Experience: 1997-2000, Co-founder of Sinovus Biotech AB (Sweden), acquired by Chembio in 2000; 1993-1997 R&D Director On-Site Biotech
Joined:  2000

Executive:  Thomas Ippolito, VP Regulatory & Clinical Affairs
Previous Experience: 2000-2005, VP Quality & Regulatory of Biospecific Technologies Corp.; 1984-2000 United Biomedical Inc., Analytab Products Inc. and Eastern Long Island Hospital
Joined:  2005

Executive:  Michael Steele, VP Sales, Marketing and Business Development
Previous Experience: 2008-2011, VP Business Development of SeraCare Life Sciences; 1992-2008 Corautus Genetics, Life Therapeutics and Serologicals, Inc.
Joined:  2012

Slide 20

Investment Highlights

•	Global Provider of High Quality POC Infectious Disease Tests
‐	Sales in 43 countries
•	Consistent Track Record of Revenue Growth
‐	Global Revenue of $29.6MM (FY 2013); CAGR 21.7% (2009 to 2013)
•	Patented DPP® (Dual Path Platform®) Technology
‐	Lead Product: DPP® Blood/Oral Fluid HIV Test – FDA-Approved & CLIA-Waived
•	Future Pipeline of DPP® POC Assays
‐	HIV-Syphilis Combination Test
‐	HIV Antibody Assays
‐	HCV Test
•	High Value Collaborations and Development Projects
‐	POC DPP® Assays for Ebola, Dengue Fever, Febrile Illness and Type of Cancer